Exhibit 99.1

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 27, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                                 July 27, 2008
                                                                 ---------------
 CURRENT ASSETS:
    Cash and Cash Equivalents                                  $      1,581,645
    Restricted Cash                                                      77,680
    Accounts Receivable                                                 361,033
    Prepaid Expenses                                                    597,548
    Other Current Assets                                                206,530
    Assets of Discontinued Operations                                       435
                                                                 ---------------
         TOTAL CURRENT ASSETS                                         2,824,871
                                                                 ---------------


 VESSELS & EQUIPMENT
    Vessel - Palm Beach Princess - under Capital Lease               15,000,000
    Vessel - Big Easy - under Capital Lease - Not in Service          8,712,858
    Other Fixed Assets                                                6,886,017
                                                                 ---------------
                                                                     30,598,875
    LESS: Accumulated Depreciation and Amortization                   8,586,786
                                                                 ---------------
         TOTAL VESSELS & EQUIPMENT - NET                             22,012,089
                                                                 ---------------


 OTHER ASSETS:
    Notes Receivable                                                  4,800,658
    Deposits and Other Assets - Non-Related Parties                     121,071
    Spare Parts Inventory                                               427,805
                                                                 ---------------
         TOTAL OTHER ASSETS                                           5,349,534
                                                                 ---------------


 TOTAL ASSETS                                                  $     30,186,494
                                                                 ===============


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 27, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                 July 27, 2008
                                                                 ---------------
 CURRENT LIABILITIES:
    Accounts Payable                                           $      1,939,028
    Accrued Expenses                                                  3,591,595
    DIP Financing                                                     3,237,931
    Liabilities of Discontinued Operations                              420,200
                                                                 ---------------
         TOTAL CURRENT LIABILITIES                                    9,188,754
                                                                 ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                  54,985,817
                                                                 ---------------

                                                                 ---------------
         TOTAL LIABILITIES                                           64,174,571
                                                                 ---------------

 DEFERRED INCOME                                                      1,439,950

 COMMITMENTS AND CONTINGENCIES                                                -

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock $100.00 Par Value                       36,284,375
    Series B Preferred Stock $10.00 Par Value                         5,000,000
    Common Stock $2.00 Par Value                                     24,565,125
    Capital in Excess of Par                                         24,232,083
    Retained Earnings (Deficit)                                    (125,052,072)
                                                                 ---------------
                                                                    (34,970,489)
    LESS:
       Treasury Stock, 915,077 Shares                                   457,538

                                                                 ---------------
         TOTAL STOCKHOLDERS' EQUITY                                 (35,428,027)
                                                                 ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $     30,186,494
                                                                 ===============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 27, 2008
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                 July 27, 2008
                                                                 ---------------
 OPERATING REVENUES:
    Gaming                                                     $      1,414,587
    Fare                                                                 86,130
    On Board                                                            101,450
    Other                                                                 3,073
                                                                 ---------------
    NET OPERATING REVENUES                                            1,605,240
                                                                 ---------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                              226,428
    Fare                                                                235,302
    On Board                                                            311,325
    Maritime & Legal Expenses                                           687,558
    General & Administrative Expenses                                   250,946
    Ship Carrying Costs - Big Easy                                       28,195
    Depreciation & Amortization                                          17,917
                                                                 ---------------
    TOTAL OPERATING COSTS AND EXPENSES                                1,757,671
                                                                 ---------------

 OPERATING INCOME (LOSS)                                               (152,431)

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                                           -
    Interest Income                                                         397
    Bankruptcy Costs                                                   (200,925)
                                                                 ---------------
    TOTAL OTHER INCOME (EXPENSE)                                       (200,528)
                                                                 ---------------

 (LOSS) BEFORE TAX PROVISION                                           (352,959)
      Income Tax Expense                                                      -
                                                                 ---------------

 NET (LOSS)                                                    $       (352,959)
                                                                 ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:             $              -
                                                                 ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                 ===============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED JULY 27, 2008
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                 July 27, 2008
                                                                 ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
    (LOSS) BEFORE DISCONTINUED OPERATIONS                      $       (352,959)
    Adjustments to reconcile income (loss)
        to net cash (used in)
        provided by operating activities:
    Depreciation and Amortization                                       138,558
    Increase in Deferred Income                                               -
    Changes in Operating Assets and Liabilities -
       (Increase) in Restricted Cash & Investments                            -
       (Increase) Decrease in Accounts Receivable                        67,502
       (Increase) Decrease in Other Assets                               11,606
       (Increase) Decrease in Prepaid Expenses                           86,612
       Increase (Decrease) in Accounts Payable and
        Accrued Expenses                                               (160,114)
                                                                 ---------------
    NET CASH PROVIDED BY (USED IN) OPERATING                           (208,795)
                                                                 ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
        Capital Expenditures                                                  -
                                                                 ---------------
    NET CASH (USED IN) INVESTING ACTIVITIES                                   -
                                                                 ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
        Principal Payments on Short Term Notes                                -
                                                                 ---------------
    NET CASH (USED IN) FINANCING ACTIVITIES                                   -
                                                                 ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (208,795)
    CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD              1,868,120
                                                                 ---------------

    CASH AND CASH EQUIVALENTS AT END OF THE PERIOD             $      1,659,325
                                                                 ===============


   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 27, 2008
                                   (Unaudited)
                                     ASSETS

     Bankruptcy Court Case No.              06-16441-BKC-PGH        06-16354-BKC-PGH      06-16351-BKC-PGH      06-16350-BKC-PGH
                                                                          Royal Star              ITG Palm
                                                   ITB, Inc.      Entertainment, LLC            Beach, LLC            ITGV, Inc.
                                           ------------------   ---------------------   -------------------    ------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents         $                   -  $                       $             14,116  $          1,549,008
     Restricted Cash                                                                                                      77,680
     Accounts Receivable                                                                            48,043               182,907
     Prepaid Expenses                                 11,055                  94,824                32,996               410,521
     Other Current Assets                                                                            8,740               197,790
     Net Assets of Discontinued
      Operations - Current
                                           ------------------   ---------------------   -------------------    ------------------
          TOTAL CURRENT ASSETS                        11,055                  94,824               103,895             2,417,906
                                           ------------------   ---------------------   -------------------    ------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                                    15,000,000
     Ship Not Placed in Service -
      Big Easy                                                                                   8,712,858
     Equipment                                        67,066                                                           6,818,951
                                           ------------------   ---------------------   -------------------    ------------------
                                                      67,066                       -             8,712,858            21,818,951
     LESS: Accumulated Depreciation
            and Amortization                                                                       721,597             7,865,189
                                           ------------------   ---------------------   -------------------    ------------------
          TOTAL PLANT & EQUIPMENT - NET               67,066                       -             7,991,261            13,953,762
                                           ------------------   ---------------------   -------------------    ------------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                      3,571                                       117,500
     Spare Parts Inventory                                                                                               427,805
     Notes Receivable                              2,500,000
                                           ------------------   ---------------------   -------------------    ------------------
          TOTAL OTHER ASSETS                       2,503,571                       -               117,500               427,805
                                           ------------------   ---------------------   -------------------    ------------------

 TOTAL ASSETS                          $           2,581,692  $               94,824  $          8,212,656  $         16,799,473
                                           ==================   =====================   ===================    ==================

     Bankruptcy Court Case No.                   06-16357-BKC-PGH            06-16356-BKC-PGH

                                                            ITGDC                       Orion
                                          ------------------------    ------------------------
 CURRENT ASSETS:
     Cash and Cash Equivalents         $                           $
     Restricted Cash
     Accounts Receivable
     Prepaid Expenses
     Other Current Assets
     Net Assets of Discontinued
      Operations - Current
                                          ------------------------    ------------------------
          TOTAL CURRENT ASSETS                                  -                           -
                                          ------------------------    ------------------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess
     Ship Not Placed in Service -
      Big Easy
     Equipment
                                          ------------------------    ------------------------
                                                                -                           -
     LESS: Accumulated Depreciation
            and Amortization
                                          ------------------------    ------------------------
          TOTAL PLANT & EQUIPMENT - NET                         -                           -
                                          ------------------------    ------------------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related
     Spare Parts Inventory
     Notes Receivable                                                               2,300,658
                                          ------------------------    ------------------------
          TOTAL OTHER ASSETS                                    -                   2,300,658
                                          ------------------------    ------------------------

 TOTAL ASSETS                          $                        -  $                2,300,658
                                          ========================    ========================

     Bankruptcy Court Case No.                                        Non-Bankrupt Companies
                                                                      ----------------------
                                               GMO         ITB          ITB   GSRT RACE       HOLDFREE
                                            Travel      Racing         Mgmt       TRACK      RACE TRACK   MGMT INC           TOTAL
                                          ---------    --------    ---------  ----------    ------------  --------    ------------
 CURRENT ASSETS:
     Cash and Cash Equivalents         $    16,250  $     (666) $     2,937  $           $               $         $    1,581,645
     Restricted Cash                                                                                                       77,680
     Accounts Receivable                   130,083                                                                        361,033
     Prepaid Expenses                       48,152                                                                        597,548
     Other Current Assets                                                                                                 206,530
     Net Assets of Discontinued
      Operations - Current                                                          335             100                       435
                                          ---------    --------    ---------  ----------    ------------  --------    ------------
          TOTAL CURRENT ASSETS             194,485        (666)       2,937         335             100         -       2,824,871
                                          ---------    --------    ---------  ----------    ------------  --------    ------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                                     15,000,000
     Ship Not Placed in Service -
      Big Easy                                                                                                          8,712,858
     Equipment                                                                                                          6,886,017
                                          ---------    --------    ---------  ----------    ------------  --------    ------------
                                                 -           -            -           -               -         -      30,598,875
     LESS: Accumulated Depreciation
            and Amortization                                                                                            8,586,786
                                          ---------    --------    ---------  ----------    ------------  --------    ------------
          TOTAL PLANT & EQUIPMENT - NET          -           -            -           -               -         -      22,012,089
                                          ---------    --------    ---------  ----------    ------------  --------    ------------

 OTHER ASSETS:
     Deposits and Other Assets -
      Non-Related                                                                                                         121,071
     Spare Parts Inventory                                                                                                427,805
     Notes Receivable                                                                                                   4,800,658
                                          ---------    --------    ---------  ----------    ------------  --------    ------------
          TOTAL OTHER ASSETS                     -           -            -           -               -         -       5,349,534
                                          ---------    --------    ---------  ----------    ------------  --------    ------------

 TOTAL ASSETS                          $   194,485  $     (666) $     2,937  $      335  $          100  $      -  $   30,186,494
                                          =========    ========    =========  ==========    ============  ========    ============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 27, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

     Bankruptcy Court Case No.             06-16441-BKC-PGH     06-16354-BKC-PGH   06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                      Royal Star           ITG Palm
                                                  ITB, Inc.   Entertainment, LLC         Beach, LLC          ITGV, Inc.
                                           -----------------  -------------------  -----------------   -----------------
 CURRENT LIABILITIES:
     Accounts Payable                  $            892,158  $               276  $         129,273  $          896,833
     Accrued Expenses                               425,467                1,140          1,017,034           1,822,293
     DIP Financing                                                                                            3,237,931
     Net Liabilities of Discontinued
      Operations - Current
                                           -----------------  -------------------  -----------------   -----------------
          TOTAL CURRENT LIABILITIES               1,317,625                1,416          1,146,307           5,957,057
                                           -----------------  -------------------  -----------------   -----------------

                                           -----------------  -------------------  -----------------   -----------------
 LIABILITIES SUBJECT TO COMPRIMISE:               2,561,242            4,824,257         21,816,163          22,505,433
                                           -----------------  -------------------  -----------------   -----------------

 DEFERRED INCOME                                          -                    -                  -                   -
                                           -----------------  -------------------  -----------------   -----------------

 COMMITMENTS AND CONTINGENCIES                            -                    -                  -                   -
                                           -----------------  -------------------  -----------------   -----------------

     Due To/(From) Affiliates                       137,873                    -            462,548            (501,369)
                                           -----------------  -------------------  -----------------   -----------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
     $100.00 Par Value                           36,284,375
     Series B Preferred Stock
     $10.00 Par Value                             5,000,000
     Common Stock $2.00 Par Value                24,526,024                                                           1
     Capital in Excess of Par                   184,552,785
     Retained Earnings (Deficit)               (251,340,693)          (4,730,849)       (15,212,362)        (11,161,649)
                                           -----------------  -------------------  -----------------   -----------------
          TOTAL                                    (977,509)          (4,730,849)       (15,212,362)        (11,161,648)

                                           -----------------  -------------------  -----------------   -----------------
     LESS:
        Treasury Stock                              457,538                    -                  -                   -
                                           -----------------  -------------------  -----------------   -----------------
          TOTAL STOCKHOLDERS' EQUITY             (1,435,047)          (4,730,849)       (15,212,362)        (11,161,648)
                                           -----------------  -------------------  -----------------   -----------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                $          2,581,693  $            94,824  $       8,212,656  $       16,799,473
                                           =================  ===================  =================   =================

     Bankruptcy Court Case No.            06-16357-BKC-PGH    06-16356-BKC-PGH

                                                     ITGDC               Orion
                                          -----------------   -----------------
 CURRENT LIABILITIES:

     Accounts Payable                   $                   $
     Accrued Expenses
     DIP Financing
     Net Liabilities of Discontinued
      Operations - Current
                                          -----------------   -----------------
          TOTAL CURRENT LIABILITIES                      -                   -
                                          -----------------   -----------------

                                          -----------------   -----------------
 LIABILITIES SUBJECT TO COMPRIMISE:              1,238,440           1,250,658
                                          -----------------   -----------------

 DEFERRED INCOME                                         -                   -
                                          -----------------   -----------------

 COMMITMENTS AND CONTINGENCIES                           -                   -
                                          -----------------   -----------------

     Due To/(From) Affiliates                      193,846
                                          -----------------   -----------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
     $100.00 Par Value
     Series B Preferred Stock
     $10.00 Par Value
     Common Stock $2.00 Par Value
     Capital in Excess of Par
     Retained Earnings (Deficit)                (1,432,286)          1,050,000
                                          -----------------   -----------------
          TOTAL                                 (1,432,286)          1,050,000

                                          -----------------   -----------------
     LESS:
        Treasury Stock                                   -                   -
                                          -----------------   -----------------
          TOTAL STOCKHOLDERS' EQUITY            (1,432,286)          1,050,000
                                          -----------------   -----------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                 $                -  $        2,300,658
                                          =================   =================

     Bankruptcy Court Case No.                                    Non-Bankrupt Companies
                                                                  ----------------------
                                         GMO         ITB            ITB        GSRT RACE     HOLDFREE
                                      Travel      Racing           Mgmt            TRACK    RACE TRACK    MGMT INC            TOTAL
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
 CURRENT LIABILITIES:
     Accounts Payable              $ (53,510) $   73,998  $           -  $             -  $          -  $       -  $     1,939,028
     Accrued Expenses                103,726                    221,937                                                  3,591,596
     DIP Financing                                                                                                       3,237,931
     Net Liabilities of
     Discontinued Operations -
      Current                                                                     209,200       211,000                     420,200
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
          TOTAL CURRENT LIABILITIES   50,216      73,998        221,937          209,200       211,000          -        9,188,755
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------

                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
 LIABILITIES SUBJECT TO COMPRIMISE:             (227,877)     1,017,500                                                 54,985,816
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------

 DEFERRED INCOME                           -           -              -        1,439,950             -          -        1,439,950
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------

 COMMITMENTS AND CONTINGENCIES             -           -              -                -             -          -                -
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------

     Due To/(From) Affiliates              -          20                                      (292,919)                          -
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
     $100.00 Par Value                                                                                                  36,284,375
     Series B Preferred Stock
     $10.00 Par Value                                                                                                    5,000,000
     Common Stock $2.00 Par Value        200                     12,500            1,000        25,400                  24,565,125
     Capital in Excess of Par                                   (39,990)    (163,295,651)    3,014,939                  24,232,083
     Retained Earnings (Deficit)     144,068     153,193     (1,209,010)     161,645,836    (2,958,320)               (125,052,072)
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
          TOTAL                      144,268     153,193     (1,236,500)      (1,648,815)       82,019          -      (34,970,489)

                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
     LESS:
       Treasury Stock                      -           -              -                -             -          -          457,538
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------
         TOTAL STOCKHOLDERS' EQUITY  144,268     153,193     (1,236,500)      (1,648,815)       82,019          -      (35,428,027)
                                    ---------   ---------    -----------    -------------   -----------   --------    -------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY            $ 194,484  $     (666) $       2,937  $           335  $        100  $       -  $    30,186,494
                                    =========   =========    ===========    =============   ===========   ========    =============

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 7/1/2008 AND ENDING 7/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 27, 2008
                                   (Unaudited)

     Bankruptcy Court Case No.           06-16441-BKC-PGH       06-16354-BKC-PGH     06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                      Royal Star             ITG Palm
                                                ITB, Inc.     Entertainment, LLC           Beach, LLC          ITGV, Inc.
                                         -----------------    -------------------   ------------------   -----------------
 OPERATING REVENUES:
     Gaming                            $                -  $                   -  $                 -  $        1,414,587
     Fare                                               -                      -                    -              86,130
     On Board                                           -                      -                    -             101,450
     Other                                              -                      -                    -
                                         -----------------    -------------------   ------------------   -----------------
     NET OPERATING REVENUES                             -                      -                    -           1,602,167
                                         -----------------    -------------------   ------------------   -----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                       226,428
     Fare                                                                                                         235,302
     On Board                                                                                                     311,325
     Maritime & Legal Expenses                                                                                    687,558
     G & A Expenses -
      Palm Beach Princess                                                                                         249,346
     G & A Expenses - Parent                          418
     Development Costs                                                                         28,195
     Depreciation & Amortization                                                                                   17,917
                                         -----------------    -------------------   ------------------   -----------------
     TOTAL OPERATING COSTS AND EXPENSES               418                      -               28,195           1,727,876
                                         -----------------    -------------------   ------------------   -----------------

 OPERATING INCOME (LOSS)                             (418)                     -              (28,195)           (125,709)
                                         -----------------    -------------------   ------------------   -----------------

 OTHER INCOME (EXPENSE):
     Interest Income                                                                                                  397
     ITG Vegas Bankruptcy Costs                                                                                  (200,925)
                                         -----------------    -------------------   ------------------   -----------------
     TOTAL OTHER INCOME (EXPENSE)                       -                      -                    -            (200,528)
                                         -----------------    -------------------   ------------------   -----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                 (418)                     -              (28,195)           (326,237)
     LESS: State Income Tax Expense                     -                      -                    -                   -
                                         -----------------    -------------------   ------------------   -----------------

 NET INCOME (LOSS)                     $             (418) $                   -  $           (28,195) $         (326,237)
                                         =================    ===================   ==================   =================

     Bankruptcy Court Case No.           06-16357-BKC-PGH      06-16356-BKC-PGH

                                                    ITGDC                 Orion
                                         -----------------    ------------------
 OPERATING REVENUES:
     Gaming                            $                -  $                  -
     Fare                                               -                     -
     On Board                                           -                     -
     Other                                              -                     -
                                         -----------------    ------------------
     NET OPERATING REVENUES                             -                     -
                                         -----------------    ------------------

 OPERATING COSTS AND EXPENSES:
     Gaming
     Fare
     On Board
     Maritime & Legal Expenses
     G & A Expenses -
      Palm Beach Princess
     G & A Expenses - Parent
     Development Costs
     Depreciation & Amortization
                                         -----------------    ------------------
     TOTAL OPERATING COSTS AND EXPENSES                 -                     -
                                         -----------------    ------------------

 OPERATING INCOME (LOSS)                                -                     -
                                         -----------------    ------------------

 OTHER INCOME (EXPENSE):
     Interest Income
     ITG Vegas Bankruptcy Costs
                                         -----------------    ------------------
     TOTAL OTHER INCOME (EXPENSE)                       -                     -
                                         -----------------    ------------------

 INCOME (LOSS)  BEFORE TAX PROVISION                    -                     -
     LESS: State Income Tax Expense                     -                     -
                                         -----------------    ------------------

 NET INCOME (LOSS)                     $                -  $                  -
                                         =================    ==================

     Bankruptcy Court Case No.                        Non-Bankrupt Companies
                                              GMO        ITB         ITB            GSRT      HOLDFREE
                                           Travel     Racing        Mgmt      RACE TRACK    RACE TRACK      MGMT INC         TOTAL
                                          --------    -------    --------   -------------   -----------    ----------    ----------
 OPERATING REVENUES:
     Gaming                            $        -  $       -  $        -  $            -  $          -  $          -  $  1,414,587
     Fare                                       -          -           -               -             -             -        86,130
     On Board                                   -          -           -               -             -             -       101,450
     Other                                  3,073          -           -               -             -             -         3,073
                                          --------    -------    --------   -------------   -----------    ----------    ----------
     NET OPERATING REVENUES                 3,073          -           -               -             -             -     1,605,240
                                          --------    -------    --------   -------------   -----------    ----------    ----------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                                226,428
     Fare                                       -                                                                          235,302
     On Board                                                                                                              311,325
     Maritime & Legal Expenses                                                                                             687,558
     G & A Expenses -
      Palm Beach Princess                   1,182                                                                          250,528
     G & A Expenses - Parent                                                                                                   418
     Development Costs                          -                                                                           28,195
     Depreciation & Amortization                                                                                            17,917
                                          --------    -------    --------   -------------   -----------    ----------    ----------
     TOTAL OPERATING COSTS AND EXPENSES     1,182          -           -               -             -             -     1,757,671
                                          --------    -------    --------   -------------   -----------    ----------    ----------

 OPERATING INCOME (LOSS)                    1,891          -           -               -             -             -      (152,431)
                                          --------    -------    --------   -------------   -----------    ----------    ----------

 OTHER INCOME (EXPENSE):
     Interest Income                                                                                                           397
     ITG Vegas Bankruptcy Costs                                                                                           (200,925)
                                          --------    -------    --------   -------------   -----------    ----------    ----------
     TOTAL OTHER INCOME (EXPENSE)               -          -           -               -             -             -      (200,528)
                                          --------    -------    --------   -------------   -----------    ----------    ----------

 INCOME (LOSS)  BEFORE TAX PROVISION        1,891          -           -               -             -             -      (352,959)
     LESS: State Income Tax Expense             -          -           -               -             -             -             -
                                          --------    -------    --------   -------------   -----------    ----------    ----------

 NET INCOME (LOSS)                     $    1,891  $       -  $        -  $            -  $          -  $          -  $   (352,959)
                                          ========    =======    ========   =============   ===========    ==========    ==========

   Unaudited Internally Generated Report Subject To Amending Adjustments

   These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements not yet scheduled to be finalized.

   On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.